Exhibit 10.2

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 28, 2007, is among INSITUFORM TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), each lender party thereto (collectively, “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and L/C Issuer (“Agent”).

WHEREAS, the Borrower, the Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of February 17, 2006 (the “Original Credit Agreement”) (the Original Credit Agreement, as amended by this Amendment is referred to herein as the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Agent and the Lenders consent to certain amendments to the Note Purchase Agreement-2003 and to certain amendments to the Original Credit Agreement as more fully described herein; and

WHEREAS, the Agent and the Lenders are willing to accede to such requests in reliance upon and in accordance with the terms, conditions, representations and warranties set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

1.  Definitions.    Unless otherwise specifically defined herein, each term used herein which is defined in the Original Credit Agreement shall have the meaning assigned to such term in the Original Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Original Credit Agreement shall from the date hereof refer to the Credit Agreement as amended hereby.

2.  Effectiveness of Agreement.    The effectiveness of this Amendment is subject to the satisfaction and occurrence of the following conditions precedent:

(a)  The Agent shall have received the following documents in form and substance satisfactory to the Agent:

(i)  Executed counterparts of this Amendment;

(ii)  Executed copies of a consent to this Amendment duly executed by each Guarantor party to the Master Guaranty;

(iii)  An amendment to the Note Purchase Agreement-2003 (the “2003 NPA Amendment”), duly executed and delivered by the Borrower and the requisite noteholders thereunder needed to approve such amendments and such agreements shall be in form and substance satisfactory to the Agent and the Required Lenders;

(iv)  Copies of any certificates, documents, consents or opinions delivered by any Loan Party in connection with the 2003 NPA Amendment; and

(v)  Such other assurances, certificates, documents, consents or opinions as the Agent reasonably may require.

(b)  The Agent shall have received payment from Borrower of the amendment fee set forth in that certain fee letter dated as of the date hereof among the Borrower and the Agent.

3.  Amendments to Credit Agreement.    Subject to the terms and conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)  The defined term “Note Purchase Agreement-2003” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Note Purchase Agreement-2003” means the Note Purchase Agreement dated as of April 24, 2003, as amended to and including March 28, 2007, among the Borrower and other parties signatory thereto under which the Borrower issued certain 5.29% Senior Notes, Series 2003-A, due April 24, 2013, of $65,000,000 aggregate principal amount; provided, however, that, except with respect to Section 8.01(e) of this Agreement (which is a cross default to other Indebtedness, including the Note Purchase Agreement-2003 as in effect from time to time), after March 28, 2007, no amendments to, or waivers of, the terms, conditions and definitions of the Note Purchase Agreement-2003 referred to or incorporated by reference herein shall be deemed to amend or waive such terms, conditions and definitions for purposes of this Agreement unless the Agent separately agrees or consents thereto hereunder. The terms, conditions and definitions referred to or incorporated by reference herein will survive termination, restatement or cancellation of the Note Purchase Agreement-2003 for purposes of this Agreement (other than Section 8.01(e)).

(b)  The Agent and the Lenders acknowledge and agree that the Indebtedness outstanding under the Note Purchase Agreement-1997 has been paid in full by the Borrower, and, notwithstanding anything to the contrary set forth in the Credit Agreement, the Borrower, the Agent and the Lenders agree that the Borrower shall have no further obligation under the Credit Agreement to comply with any terms or covenants incorporated by reference to the Note Purchase Agreement-1997. For the avoidance of doubt, the preceding sentence does not amend, modify or terminate any obligation of the Borrower under the Credit Agreement to comply with any terms or covenants incorporated by reference to the Note Purchase Agreement-2003.

4.  Waivers and Consents.   Subject to the terms and conditions set forth herein, the Agent and the Lenders hereby consent to the execution and delivery by the Borrower of the 2003 NPA Amendment. The consent contained in this Section 4 is specific in intent and is valid only for the specific purpose for which given. Nothing contained herein obligates the Agent or the Lenders to agree to any additional consents.

5.  Representations and Warranties of Borrower.   Borrower hereby represents and warrants to the Agent and the Lenders that (i) the Borrower’s execution of this Amendment has been duly authorized by all requisite action of the Borrower; (ii) no consents are necessary from any third parties for the Borrower’s execution, delivery or performance of this Amendment, (iii) each of this Amendment, the Credit Agreement and any other Loan Documents to which a Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof against such Loan Party may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (v) after giving effect to this Amendment, there is no Default or Event of Default under the Credit Agreement.

6.  Expenses.  The Borrower agrees to pay all reasonable out of pocket expenses incurred by the Agent (including the reasonable fees, charges and disbursements of counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents in accordance with Section 10.04 of the Credit Agreement.

7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Missouri applicable to agreements made and to be performed entirely within such state; provided that Agent shall retain all rights arising under Federal law.

8.  Section Titles.    The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

9.  Counterparts; Facsimile Transmissions.   This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10.  Statutory Notice - Oral Commitments.   Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

INSITUFORM TECHNOLOGIES, INC.

By:          /s/ David A. Martin
Name:    David A. Martin
Title:       Vice President and Controller

BANK OF AMERICA, N.A., as Administrative Agent

By:         /s/ Stephen Bode
Name:    Stephen Bode
Title:      Vice President

BANK OF AMERICA, N.A., as a Lender

By:         /s/ Stephen Bode
Name:    Stephen Bode
Title:      Vice President